EXHIBIT 99.2



                              STANDSTILL AGREEMENT


         THIS AGREEMENT, dated this 14th day of January, 2000, by and between YONKERS FINANCIAL CORPORATION (the "Corporation"), a Delaware corporation, and the individuals and entities identified on Exhibit A attached hereto (collectively, the "Gould Group;" individually, a "Gould Group Member").

                                    RECITALS

         WHEREAS, the Corporation and the Gould Group have agreed that it is in their mutual interests to enter into this Agreement as hereinafter described.

         NOW   THEREFORE,   in   consideration   of   the   Recitals   and   the
representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the parties hereto mutually agree as follows:

         1. Representations and Warranties of the Gould Group Members. The Gould Group Members hereby represent and warrant to the Corporation, as follows:

                  (i) The Gould Group Members have fully disclosed in Exhibit A the total number of shares of the capital stock of the Corporation in which they have or have a right to acquire a beneficial ownership interest and none of the Gould Group Members has a right to vote any shares of the capital stock of the Corporation other than those in which such Gould Group Member has a beneficial ownership interest as disclosed in Exhibit A.

                  (ii) The Gould Group Members have full and complete authority to enter into this Agreement and to bind the entire number of shares of the capital stock of the Corporation in which they have or have a right to acquire a beneficial ownership interest to the terms of this Agreement and this Agreement constitutes a valid and binding agreement of the Gould Group and each Gould Group Member.

                  (iii) There are no arrangements, agreements or understandings between the Gould Group (or any Gould Group Member) and the Corporation other than as set forth in this Agreement.

         2. Representations and Warranties of the Corporation. The Corporation hereby represents and warrants to the Gould Group and to each Gould Group member, as follows:

                  (i) The Corporation has full power and authority to enter into and perform its obligations under this Agreement, and the execution and delivery of this Agreement by the Corporation regarding the consummation of the transactions contemplated hereby has been duly authorized by the Board of Directors of the Corporation and requires no other Board of Directors or stockholder action. This Agreement constitutes a valid and binding obligation of the Corporation and the performance of its terms shall not constitute a violation of its certificate of incorporation or by-laws.


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                  (ii) There are no arrangements,  agreements or  understandings between the Gould Group (or any Gould Group Member) and the Corporation other than as set forth in this Agreement.

         3. Covenants of the Gould Group. The Gould Group and each Gould Group Member covenant and agree that during the term of this Agreement:

                  (i) They shall not hereafter acquire, or offer or agree to acquire, or act in concert with any affiliate, group or other person to acquire, directly or indirectly (other than through stock splits or stock dividends or other corporate reorganizations), beneficial ownership of, or the right to vote, any shares of capital stock of the Corporation or any securities convertible into such capital stock if, after such acquisition, the Gould Group would beneficially own more than 24.9% of the Corporation's shares. Notwithstanding the above, if a bona fide proposal by a third party is made to the Corporation or its stockholders to acquire 25% or more of the Corporation's stock or assets, this restriction shall not apply.

                  (ii) They shall not hereafter transfer or sell, or offer or agree to transfer or sell, or act in concert with any affiliate, group or other person to transfer or sell, directly or indirectly, other than in open market transactions, through a broker, where they have no knowledge that the buyer will beneficially own more than 4% of the Corporation's shares, beneficial ownership of, or the right to vote any shares of capital stock of the Corporation except with the express approval of the Board of Directors of the Corporation, which approval shall not be unreasonably withheld. It is the intent of the parties hereto that the Gould Group's shares may not be transferred or sold if the Corporation's Board of Directors reasonably believes it possible or likely that any person or group or affiliates of such person or group acquiring such shares would, after such acquisition, beneficially own more than 4% of the Corporation's shares.

                  (iii) They shall not directly or indirectly solicit, or act in concert with any affiliate, group or other person to solicit, "proxies," or directly or indirectly become a "participant" or otherwise engage in any "solicitation" (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended) with respect to any matter not recommended or approved by the Corporation's Board of Directors or engage in any of the foregoing activities on behalf of any nominee for election as a director who is not supported or was not nominated by the Corporation's Board of Directors.

                  (iv) They shall not directly or indirectly submit or encourage the submission of any nomination for election as director or any stockholder proposal for business at a meeting of the Corporation's stockholders.

                  (v) They shall vote, and shall require any affiliate, group or other person acting in concert with any Gould Group Members to vote, all shares beneficially owned (a) in favor of any proposal or nominee for election as director submitted by the Corporation's Board of Directors, (b) against any proposal or nominee for election as director opposed by the Corporation's Board of Directors and (c) in accordance with the recommendations of the Corporation's Board of Directors on all procedural matters. Furthermore, except as otherwise required by Fredric H. Gould's fiduciary duty as a director of the Corporation, they

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         shall not, nor shall they act in concert with any  affiliate,  group or other person to (A) join with or assist any person or entity, directly or indirectly in opposing, or make any statement in opposition to, any proposal or director nomination submitted by the Corporation's Board of Directors to a vote of the Corporation's stockholders or (B) join with or assist any person or entity, directly or indirectly, in supporting or endorsing (including supporting, requesting or joining in any request for a meeting of stockholders in connection with), or make any statement in favor of, any proposal submitted to a vote of the Corporation's stockholders that is opposed by Corporation's Board of Directors. Notwithstanding any other statement in this section to the contrary, in the event that a proposal not involving (i) the sale or merger of the Corporation (or the solicitation of bids or the hiring of an investment banker to explore methods to maximize shareholder value or similar proposals), (ii) the hiring of an investment banker or the establishment of a committee or other mechanism to explore the Corporation's strategic options or (iii) the election of directors, is properly introduced for consideration at a meeting of the Corporation's stockholders and such proposal is not approved by the Corporation's Board of Directors, they shall have the right, at their discretion, to vote an amount of shares in favor of such proposal equal to the total shares held by the Gould Group multiplied by the following fraction:


                      The number of shares not held by the
                   Gould Group voted in favor of the proposal
                   ------------------------------------------
                        The total number of shares voted
                         with respect to such proposal

                  (vi) They shall not vote, nor shall they act in concert with any affiliate, group or other person to vote, for any nominee or nominees for election to the Board of Directors of the Corporation, other than those nominated or supported by the Corporation's Board of Directors. Except as set forth in Part 4 below, no Gould Group Member shall consent to become a nominee for election as a Director of the Corporation unless specifically requested to do so by the Board of Directors of the Corporation.

                  (vii) They shall not directly or indirectly solicit or initiate any communication regarding, or act in concert with any affiliate, group or other person to solicit or initiate any communication regarding, any acquisition offers for the Corporation, and if any offer or inquiry concerning such an offer shall be received they shall refer such offer or inquiry directly and solely to the Chairman of the Board of Directors and/or to the Chief Executive Officer of the Corporation.

                  (viii) They shall not directly or  indirectly  participate  or act in concert with any affiliate, group or other person to participate, by encouragement or otherwise, in any litigation against or derivatively on behalf of the Corporation, except for testimony which may be required by law, and except as may occur in the ordinary course of business with respect to any loan, deposit or other transaction where the Gould Group Member or an affiliate is dealing with the Corporation as a customer.


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                  (ix) They  shall not  provide,  nor shall  they act in concert with any person to provide, any funds, services or facilities, to any person in support of any activity by such person that would be a violation of their covenants under the provisions of this paragraph 3 if undertaken by any of them.

                  (x) They shall not deposit any capital stock of the Corporation in a voting trust or subject any shares of capital stock of the Corporation to a voting agreement or other arrangement of similar effect.

         4. Agreement of the Corporation. The Corporation agrees that its Board of Directors shall appoint Fredric H. Gould to the Board of Directors of Yonkers Financial Corporation and shall not remove him or fail to renominate him during the term of this Agreement. The Corporation shall also cause Mr. Gould to be appointed to the Board of Directors of The Yonkers Savings and Loan Association, FA and its loan committee and shall not remove him or fail to re-elect him during the term of this Agreement.

         5. Remedies. The Corporation and the Gould Group acknowledge and agree that a breach or threatened breach by either party may give rise to irreparable injury inadequately compensable in damages, and accordingly each party shall be entitled to injunctive relief to prevent a breach of the provisions hereof and to enforce specifically the terms and provisions hereof in any state or federal court having jurisdiction, in addition to any other remedy to which such aggrieved party may be entitled to at law or in equity. In the event either party institutes any legal action to enforce such party's rights under, or recover damages for breach of, this Agreement, the prevailing party or parties in such action shall be entitled to recover from the other party or parties all costs and expenses, including but not limited to actual attorneys' fees, court costs, witness fees, disbursements and any other expenses of litigation or negotiation incurred by such prevailing party or parties. Each Gould Group Member shall have the right of contribution from the other Gould Group Members for any damages paid or expenses incurred (including attorneys' fees) pursuant to this paragraph 4.

         6. Term. This Agreement shall remain in effect until March 31, 2002 or until such earlier time after March 31, 2000 as (i) the Corporation shall refuse to appoint Fredric Gould as a director of the Corporation, The Yonkers Savings and Loan Association, FA or its loan committee or shall remove Mr. Gould from or fail to renominate Mr. Gould to any such position or (ii) the Corporation shall cease to exist by reason of merger, sale of assets, liquidation, exchange of shares, or otherwise.

         7. Publicity. Any press release or other publicity with respect to this Agreement or any provisions hereof shall be jointly prepared and issued by the parties hereto. During the term of this Agreement, no party to this Agreement shall cause, discuss, cooperate or otherwise aid in the preparation of any press release or other publicity concerning any other party to this Agreement or its operations without prior approval of such other party.

         8. Notices. All notice requirements and other communications shall be deemed given when delivered or on the third succeeding business day after being mailed by registered or certified mail, return receipt requested, addressed to the Gould Group and the Corporation below:


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         Gould Group:                        Gould Investors L.P.
                                             60 Cutter Mill Road
                                             Great Neck, New York 11021
                                             Attention: Fredric H. Gould

         With a copy to:                     Simeon Brinberg
                                             Gould Investors L.P.
                                             60 Cutter Mill Road
                                             Great Neck, New York 11021

         Yonkers Financial Corporation:      Richard F. Komosinski, President
                                             Yonkers Financial Corporation
                                             6 Executive Plaza
                                             Yonkers, New York  10701

         With a copy to:                     Kip A. Weissman, P.C.
                                             Silver, Freedman & Taff, L.L.P.
                                             1100 New York Avenue, N.W.
                                             Seventh Floor, East Tower
                                             Washington, D.C.  20005

         9. Governing Law and Choice of Forum. Delaware law, unless applicable federal law or regulation is deemed controlling, shall govern the construction and enforceability of this Agreement. Any and all actions concerning any dispute arising hereunder shall be filed and maintained in a state or federal court, as appropriate, sitting in the State of Delaware.

         10. Severability. If any term, provision, covenant or restriction of this Agreement is held by any governmental or regulatory authority or a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         11. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns, and transferees by operation of law, of the parties. Except as otherwise expressly provided for herein, this Agreement shall not inure to the benefit of, be enforceable by or create any right or cause of action in any person, including any shareowner of the Corporation, other than the parties hereto.

         12.  Survival  of  Representations,   Warranties  and  Agreements.  All
representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

         13. Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the parties hereto.

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         14. Definitions.  As used in this Agreement,  the following terms shall have the meanings indicated, unless the context otherwise requires:

                  (i) The term "acquire" means every type of acquisition, whether effected by purchase, exchange, operation of law or otherwise.

                  (ii) The term "acting in concert" means (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (ii) a combination of pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

                  (iii) The term "affiliate" means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with another person.

                  (iv) The terms "beneficial ownership" or "beneficially owned" mean all capital stock of the Corporation owned or held in the Gould Group Member's name individually or jointly with any other person; by any trust in which the Gould Group Member is a settlor, trustee, or beneficiary; by any corporation in which the Gould Group Member is a stockholder (owning, together with all other Gould Group Members and their respective affiliates, more than five percent (5%) of the outstanding voting power or beneficial interests), director or officer; by any partnership in which the Gould Group Member is a limited partner (owning, together with all other Gould Group Members and their respective affiliates, more than five percent (5%) of the outstanding beneficial interests), or a general partner, employee or agent; or by any other entity in which a Gould Group Member holds, together with all other Gould Group Members and their respective affiliates, more than five percent (5%) of the outstanding beneficial interests.

                  (v) The term "control" (including the terms "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, or the power to direct or cause the direction of the management, activities or policies of a person or organization, whether through the ownership of capital stock, by contract, or otherwise.

                  (vi) The term "person" includes an individual, group acting in concert, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate, or any other group formed for the purpose of acquiring, holding or disposing of the equity securities of the Corporation.

                  (vii) The term "vote" means to vote in person or by proxy, or to give or authorize the giving of any consent as a stockholder on any matter.

         15. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute one and the same agreement.


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         16.  Duty  to  Execute.  Each  party  agrees  to  execute  any  and all documents, and to do and perform any and all acts and things necessary or proper to effectuate or further evidence the terms and provisions of this Agreement.

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         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the undersigned or duly authorized officers thereof as of the day and year first above written.

                              YONKERS FINANCIAL CORPORATION,
                               a Delaware corporation



                              By:      ________________________________________
                                       Richard F. Komosinski, President  and
                                        Chief Executive Officer


                              GOULD INVESTORS L.P.
                              BY GEORGETOWN PARTNERS, INC
                              MANAGING GENERAL PARTNER



                              By:      ________________________________________
                                       Simeon Brinberg, Senior Vice President


                              FREDRIC H. GOULD



                              By:      ________________________________________
                                       Fredric H. Gould


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                                   EXHIBIT A




                           Shares of Yonkers Financial
                            Corporation Capital Stock
Gould Group Member                                      Beneficially Owned1
--------------------------------------------------------------------------------


Gould Investors L.P.                                          257,100

Fredric H. Gould                                                    0




--------
1/ Includes all shares over which the Gould Group Member has sole or shared voting or dispositive powers.


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